UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
IN RE. TOWER AUTOMOTIVE, INC., ET. AL.

DEBTOR(S)
TOWER AUTOMOTIVE, INC., ET.AL. (1)

CASE NO. 05-10578 (ALG)
(JOINTLY ADMINISTERED)
CHAPTER 11

TWELFTH MONTHLY OPERATING STATEMENT FOR
THE MONTH ENDED JANUARY 31, 2006

DEBTORS ADDRESS:
27175 HAGGERTY ROAD
NOVI, MICHIGAN 48377

MONTHLY DISBURSEMENTS: $138,861,847

DEBTORS’ ATTORNEY:
JAMES H.M. SPRAYREGEN, P.C. (JS-7757)
MATHEW A. CANTOR (MC-7727)
KIRKLAND & ELLIS LLP
CITIGROUP CENTER
153 EAST 53RD STREET
NEW YORK, NEW YORK 10022-4675
TELEPHONE: (212) 446-4800
FACSIMILE: (212) 446-4900

-AND-

ANUP SATHY (AS-4915)
KIRKLAND & ELLIS LLP
200 EAST RANDOLPH DRIVE
CHICAGO, ILLINOIS 60601
TELEPHONE: (312) 861-2000
FACSIMILE: (312) 861-2200

MONTHLY NET INCOME (LOSS): $(15,082,000)

REPORT PREPARER:
CHRISTOPHER T. HATTO
CORPORATE CONTROLLER
TOWER AUTOMOTIVE, INC.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

DATE: FEBRUARY 28, 2006	S/ JAMES A.MALLAK JAMES A. MALLAK, CHIEF FINANCIAL OFFICER

(1)     The Debtors in these jointly administered proceedings are: Tower Automotive, Inc.; Algoods, USA, Inc.; R.J. Tower Corporation; Tower Automotive Bardstown, Inc.; Tower Automotive Bowling Green, LLC; Tower Automotive Chicago, LLC; Tower Automotive Finance, Inc.; Tower Automotive Granite City, LLC; Tower Automotive Granite City Services, LLC; Tower Automotive International, Inc.; Tower Automotive International Holdings, Inc.; Tower Automotive International Yorozu Holdings, Inc.; Tower Automotive Lansing, LLC; Tower Automotive Madison, LLC; Tower Automotive Michigan, LLC; Tower Automotive Milwaukee, LLC; Tower Automotive Plymouth, Inc.; Tower Automotive Products Company, Inc.; Tower Automotive Receivables Company, Inc.; Tower Automotive Services and Technology, LLC; Tower Automotive Technology, Inc.; Tower Automotive Technology Products, Inc.; Tower Automotive Tool, LLC; Tower Services, Inc.; and Trylon Corporation.

TOWER AUTOMOTIVE, INC.
INDEX TO MONTHLY OPERATING REPORT

Description	Page(s)
Notes	1-	3
Consolidated Debtors in Possession Statement of Operations for the month ended January 31, 2006	4
Consolidated Debtors in Possession Balance Sheet as of December 31, 2005 and January 31, 2006	5
Consolidated Debtors in Possession Statement of Cash Flows (indirect method) for the month
ended January 31, 2006	6
Consolidated Debtors in Possession Liabilities Subject to Compromise as of January 31, 2006	7
Consolidated Debtors in Possession certification regarding payroll, sales, use and property
taxes for the month ended January 31, 2006	8
Detail of Payroll Taxes Withheld and Paid	8-	12
Statement regarding insurance policies	12
Debtors in Possession disbursements for the month ended January 31, 2006	13

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, JANUARY 2006

NOTES TO MONTHLY OPERATING REPORT

General
The unaudited financial statements and supplemental information contained herein, represents the consolidated financial information for the debtors only and does not include Tower Automotive, Inc.‘s non-debtor subsidiaries. The Debtors are:

Tower Automotive, Inc. (the Company)
Algoods, USA, inc.
RJ Tower Corporation
Tower Automotive Bardstown, Inc.
Tower Automotive Bowling Green, LLC
Tower Automotive Chicago, LLC
Tower Automotive Finance, Inc.
Tower Automotive Granite City, LLC
Tower Automotive Granite City Services, LLC
Tower Automotive International, Inc.
Tower Automotive International Holdings, Inc.
Tower Automotive International Yorozu Holdings, Inc.
Tower Automotive Lansing, LLC	Tower Automotive Madison, LLC
Tower Automotive Michigan, LLC
Tower Automotive Milwaukee, LLC
Tower Automotive Plymouth, Inc.
Tower Automotive Products Company, Inc.
Tower Automotive Receivables Company, Inc.
Tower Automotive Services and Technology, LLC
Tower Automotive, s.r.o.
Tower Automotive Technology, Inc.
Tower Automotive Technology Products, Inc.
Tower Automotive Tool, LLC
Tower Services, Inc.
Trylon Corporation d/b/a Tower Automotive

The information furnished in this report includes primarily normal recurring adjustments and reflects all adjustments, which are, in the opinion of management, necessary for a fair presentation of such financial information. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the requirements of Accounting Principles Board Opinion No. 28 – “Interim Financial Reporting” and should be read in conjunction with the financial statements and notes thereto included in the Company’s annual Report on Form 10-K for the year ended December 31, 2004.

The results of operations reflected in this report are not necessarily indicative of the results of operations of Tower Automotive, Inc. and all of its subsidiaries on a consolidated basis, as the consolidated financial statements include both debtors and non-debtors. Please refer to Tower Automotive, Inc.‘s Forms 8-K, 10-K and 10-Q as filed with the United States Securities and Exchange Commission for further information.

Chapter 11 Reorganization Proceedings
On February 2, 2005, Tower Automotive, Inc. and its United States subsidiaries (“Debtors”) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (“Bankruptcy Code”) in the United States Bankruptcy Court Southern District of New York (“the “Court”). The cases were consolidated for the purpose of joint administration. The Debtors are operating their businesses as debtors-in-possession (“DIP”) pursuant to the Bankruptcy Code. An official committee of unsecured creditors has been appointed.

Pursuant to the provisions of the Bankruptcy Code, all actions to collect upon any of the Debtors’ liabilities as of the petition date or to enforce pre-petition date contractual obligations are automatically stayed. Absent approval from the Court, the Debtors are prohibited from paying pre-petition obligations. In addition, as a consequence of the Chapter 11 filing, pending litigation against the Debtors is generally stayed, and no party may take any action to collect pre-petition claims except pursuant to an order of the Court. However, the Debtors have requested that the Court approve certain pre-petition liabilities, such as payments for the retention of certain legal and financial professionals, employee wages and benefits and

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 1-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, JANUARY 2006

NOTES TO MONTHLY OPERATING REPORT (CONTINUED)
certain other pre-petition obligations. Since the filing, all orders sufficient to enable the Debtors to conduct normal business activities, including approval of the Debtors’ DIP financing have been entered by the Court. While the Debtors are subject to Chapter 11, all transactions of the Debtors outside the ordinary course of business will require the prior approval of the Court.

The provisions in Statement of Position 90-7, “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code (“SOP 90-7”) apply to the Debtors’ financial statements while the Debtors operate under the provisions of Chapter 11. SOP 90-7 does not change the application of generally accepted accounting principles in the preparation of financial statements. However, SOP 90-7 does require that the financial statements for periods including and subsequent to the filing of the Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.

Petition Date Financial Information
The financial information filed as of the petition date is subject to change. Tower Automotive may, at a future date, amend its schedules for updated financial information.

Intercompany Transactions
Intercompany transactions between the Debtors have been eliminated in this financial information. Intercompany transactions with the Company’s non-debtor subsidiaries have not been eliminated in these financial statements and are reflected as intercompany receivables and payables.

Income Taxes
Tower Automotive accounts for income taxes on a consolidated basis. Accordingly, income tax expense/benefit and income tax assets and liabilities in the accompanying statements of operations and balance sheets, respectively, do not necessarily reflect the entities current income tax position for the periods presented.

DIP Financing
In February 2005, the Court approved a Revolving Credit, Term Loan and Guaranty Agreement (“DIP Agreement”) with a national banking institution as agent for the lenders (“Lenders”) and each of the Lenders.

The DIP Agreement provides for a $725 million commitment of debtor-in-possession financing comprised of a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $300 million and a term loan in the aggregate principal amount of $425 million. The proceeds of the term loan have been used to refinance the Debtors’ obligation amounting to $425 million under the Credit Agreement. The proceeds of the revolving credit loans shall be used to fund the working capital requirements of the Debtors during the Chapter 11 proceedings. Obligations under the DIP Agreement are secured by a lien on the assets of the Debtors (which lien shall have first priority with respect to a significant portion of the Debtors’ assets) and by a super-priority administrative expense claim in each of the bankruptcy cases.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 2-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, JANUARY 2006

NOTES TO MONTHLY OPERATING REPORT (CONTINUED)
Advances under the DIP Agreement will bear interest at a fixed rate per annum equal to (x) the greatest (as of the date the advance is made) of the prime rate, the Base CD Rate (as defined in the DIP Agreement) plus 1%, or the Federal Funds Effective Rate (as defined in the DIP Agreement) plus 0.5%, plus (y) 1.75%, in the case of a loan under the revolving facility, or 2.25% in the case of the term loan. Alternatively, the Debtors may request that advances be made at a variable rate equal to (x) the Adjusted LIBO Rate (as defined in the DIP Agreement), for a one-month, three-month, six-month, or nine-month period, at the election of Debtors, plus (y) 2.75%, in the case of a loan under the revolving facility, or 3.25% in the case of the term loan. In addition, the DIP Agreement obligates the Debtors to pay certain fees to the Lenders as described in the DIP Agreement.

The DIP Agreement contains various representations, warranties and covenants by the Debtors that are customary for transactions of this nature, including (without limitation) reporting requirements and maintenance of financial covenants.

The Debtors’ obligations under the DIP Agreement may be accelerated following certain events of default, including (without limitation) any breach by the Debtors of any of the representations, warranties, or covenants made in the DIP Agreement or the conversion of any of the bankruptcy cases to a case under Chapter 7 of the Bankruptcy Code or the appointment of a trustee pursuant to Chapter 7 of the Bankruptcy Code.

The DIP Agreement matures on February 7, 2007; however, the Debtors are obligated to repay all borrowings made pursuant to the DIP Agreement upon substantial consummation of a plan of reorganization of the Debtors that is confirmed pursuant to an order of the Bankruptcy Court.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 3-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, JANUARY 2006

CONSOLIDATED DEBTORS IN POSSESSION
STATEMENTS OF OPERATIONS
(Amounts in thousands of U.S. Dollars — unaudited)

January 1, 2006 to January 31, 2006

Revenues	$129,621
Cost of sales	129,013

Gross profit	608
Selling, general and administrative expenses	7,418
Restructuring and asset impairment charges, net	(326)

Operating income (loss)	(6,484)
Interest expense	5,904
Interest income	(2,028)
Chapter 11 and related reorganization items	4,571

Income (loss) before provision for income	(14,931)
taxes, equity in earnings of joint ventures, and minority interest
Provision (benefit) for income taxes	211

Income (loss) before equity in earnings of joint ventures	(15,142)
Equity in earnings of joint ventures, net of tax	60

Net income/(loss)	$(15,082)

        The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 4-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, JANUARY 2006

CONSOLIDATED DEBTORS IN POSSESSION
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands of U.S. dollars — unaudited)

	December 31, 2005	January 31, 2006

Current Assets:
Cash and cash equivalents	$858	$1,957
Accounts receivable	177,632	235,359
Inventories	60,855	65,752
Prepaid tooling and other	67,031	57,336

Total current assets	306,376	360,404
Property, plant and equipment, net	542,354	541,172
Investment in and advances to (from) affiliate	733,007	744,602
Other assets, net	60,720	59,281

Total assets	$1,642,457	$1,705,459

Current Liabilities Not Subject to Compromise:
Current maturities of long-term debt and capital lease
obligations	$14,257	$14,257
Accounts payable	130,288	160,330
Accrued liabilities	155,797	150,956

Total current liabilities	300,342	325,543

Liabilities subject to compromise:	1,137,685	1,140,322

Non-Current Liabilities Not Subject to Compromise:

Long-term debt, net of current maturities	84,754	84,754
Debtor-in-possession borrowings, net of current
maturities	531,000	578,500
Other noncurrent liabilities	130,424	130,502

Total liabilities	2,184,205	2,259,621

Stockholders' Deficit:	(541,748)	(554,162)

Total liabilities and stockholders' deficit:	$1,642,457	$1,705,459

        The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 5-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, JANUARY 2006

CONSOLIDATED DEBTORS IN POSSESSION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands of U.S. Dollars — unaudited)

January 1, 2006 to January 31, 2006

OPERATING ACTIVITIES:
Net loss	$(15,082)
Adjustments required to reconcile net loss to net cash
provided by (used in) operating activities:
Chapter 11 and related reorganization items, net	2,970
Restructuring and asset impairment, net	-
Depreciation	8,062
Equity in earnings of joint ventures, net	(60)
Change in working capital and other operating items	(39,804)

Net cash provided by (used in) operating activities	(43,914)

INVESTING ACTIVITIES:
Capital expenditures	(2,487)

Net cash used for investing activities	(2,487)

FINANCING ACTIVITIES:

Proceeds from non-Debtor in possession borrowings	-

Repayments of non-Debtor in possession borrowings	-
Borrowings from DIP credit facility	97,500
Repayments of borrowings from DIP credit facility	(50,000)

Net cash provided by (used in) financing activities	47,500

Net change in cash and cash equivalents:	1,099

Cash and Cash Equivalents, beginning of period	$858
Cash and Cash Equivalents, end of period	$1,957

        The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 6-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, JANUARY 2006

CONSOLIDATED DEBTORS IN POSSESSION
LIABILITIES SUBJECT TO COMPROMISE
(Amounts in thousands of U.S. Dollars — unaudited)

January 31, 2006

Liabilities subject to compromise:
Debt:
5.75% Convertible senior debentures	$124,999
Due to Tower Automotive Capital Trust	258,750
9.25% Senior Euro notes	182,280
12% Senior notes	258,000

Total debt	824,029
Pre-petition accounts payable and accruals	193,242
Accrued interest on debt subject to compromise	21,343
Executory Contracts	85,345
Intercompany payable balances to non-Debtor subsidiaries	16,363

Total	$1,140,322

        The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 7-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, JANUARY 2006

TAX PAYMENT CERTIFICATION
Tower Automotive’s US subsidiaries and Debtors have paid post petition tax payments as due. Tax bills which straddle the bankruptcy filing date have been split and accrued separately as pre petition and post petition amounts. The post petition amounts have been paid. Sales and payroll taxes for both pre petition and post petition periods have been paid in accordance with the Debtors’ first day motions.

Any exceptions to this certification (amounts under dispute, ongoing audits for post petition periods etc.) are listed below.

•	We are currently under audit by several states for sales and use tax. Such audits may result in additional amounts due to various state agencies for sales and use tax. However, it is not possible to predict the outcome of such audits at the date of this report.
•	The State of Kentucky has notified us regarding failure to file certain sales and use tax returns as due. As a result of this notification from the State of Kentucky, we have undergone a review of all of our location’s filing of sales and use tax returns. As a result of this review, we have determined that certain other locations are not filing sales and use tax returns. We intend to file these returns as soon as practicable. We believe that some of these returns will be filed with no amounts due.

Payroll Taxes withheld and paid
All payroll taxes have been paid when due. Amounts shown as not paid (differences) are not due as of the date of this information or reflect payments of taxes withheld in previous periods, which became due in the current period. We periodically withhold and remit payroll taxes in various other state and local jurisdictions which are not listed in this schedule as no amounts were withheld or due during the period.

Federal Income Tax Withholding
Taxes	$2,571,813.58
Social Security - employee
Taxes	$1,266,784.69
Social Security - employer
Taxes	$1,266,794.09
Medicare - employee
Taxes	$301,826.27
Medicare - employer
Taxes	$301,828.49
Total taxes withheld	$5,709,047.12
Paid	$5,752,471.64
Difference	$(43,424.52)

FUTA
Taxes	$155,366.64
Paid	$-
Difference	$155,366.64

Florida Unemployment Insurance
Taxes	$167.06
Paid	$-
Difference	$167.06

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 8-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, JANUARY 2006

Payroll taxes withheld and paid (continued)

Illinois Unemployment Insurance
Taxes	$235,265.04
Paid	$-
Difference	$235,265.04

Illinois Withholding
Taxes	$74,150.03
Paid	$74,150.03
Difference	$-

Indiana Unemployment Insurance
Taxes	$49,454.41
Paid	$-
Difference	$49,454.41

Indiana Withholding (also local withholdings)
Taxes	$54,888.63
Paid	$54,888.63
Difference	$-

Kentucky Unemployment Insurance
Taxes	$50,148.89
Paid	$-
Difference	$50,148.89

Kentucky Withholding
Taxes	$12,579.58
Paid	$14,184.02
Difference	$(1,604.44)

Kentucky, Bardstown
Taxes	$4.63
Paid	$4.63
Difference	$-

Kentucky, Nelson County
Taxes	$8,519.66
Paid	$9,289.75
Difference	$(770.09)

Kentucky, KREDA
Taxes	$67,630.43
Paid	$-
Difference	$67,630.43

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 9-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, JANUARY 2006

Payroll taxes withheld and paid (continued)

Michigan Unemployment Insurance
Taxes	$751,396.58
Paid	$-
Difference	$751,396.58

Michigan Withholding
Taxes	$348,893.65
Paid	$349,078.22
Difference	$(184.57)

Michigan, Detroit
Taxes	$6,894.56
Paid	$6,894.56
Difference	$-

Michigan, Grand Rapids
Taxes	$1,351.52
Paid	$1,224.54
Difference	$126.98

Michigan, Pontiac
Taxes	$47.96
Paid	$47.96
Difference	$-

Michigan, Port Huron
Taxes	$81.46
Paid	$-
Difference	$81.46

Missouri Withholding
Taxes	$20.00
Paid	$20.00
Difference	$-

Mississippi Unemployment Insurance
Taxes	$4,922.76
Paid	$-
Difference	$4,922.76

Mississippi Withholding
Taxes	$17,229.00
Paid	$17,083.00
Difference	$146.00

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 10-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, JANUARY 2006

Payroll taxes withheld and paid (continued)

Ohio School Districts
Taxes	$9,168.02
Paid	$9,127.34
Difference	$40.68

Ohio Unemployment Insurance
Taxes	$62,320.57
Paid	$-
Difference	$62,320.57

Ohio Withholding
Taxes	$70,910.73
Paid	$70,925.08
Difference	$(14.35)

Ohio, Bellevue
Taxes	$7,259.71
Paid	$-
Difference	$7,259.71

Ohio, Bluffton
Taxes	$9,892.95
Paid	$-
Difference	$9,892.95

Ohio, Toledo
Taxes	$62.72
Paid	$62.72
Difference	$-

Ohio, Carey
Taxes	$50.96
Paid	$-
Difference	$50.96

Ohio, Tiffin
Taxes	$104.46
Paid	$104.46
Difference	$-

Ohio, Fostoria
Taxes	$33.32
Paid	$33.32
Difference	$-

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 11-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, JANUARY 2006

Payroll taxes withheld and paid (continued)

Ohio, Upper Sandusky
Taxes	$4,551.75
Paid	$-
Difference	$4,551.75

Ohio, Hicksville
Taxes	$163.35
Paid	$-
Difference	$163.35

Tennessee Unemployment Insurance
Taxes	$111,895.42
Paid	$-
Difference	$111,895.42

Wisconsin Unemployment Insurance
Taxes	$93,283.72
Paid	$-
Difference	$93,283.72

Wisconsin Withholding
Taxes	$56,805.86
Paid	$56,805.86
Difference	$-

STATEMENT REGARDING INSURANCE POLICES
All insurance policies for the Debtors have been fully paid or financed by methods acceptable under the DIP Agreement for the period covered by this report, including workers’ compensation and disability insurance.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 12-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, JANUARY 2006

DISBURSEMENTS FOR THE MONTH ENDED JANUARY 31, 2006

Legal Entity	Monthly Disbursements

Tower Automotive, Inc.	$0
Algoods, USA, Inc.	$0
RJ Tower Corporation	$13,354,162
Tower Automotive Bardstown, Inc.	$8,113,846
Tower Automotive Bowling Green, LLC	$1,417
Tower Automotive Chicago, LLC	$7,789,900
Tower Automotive Finance, Inc.	$0
Tower Automotive Granite City, LLC	$4,915,287
Tower Automotive Granite City Services, LLC	$1,382,376
Tower Automotive International, Inc.	$0
Tower Automotive International Holdings, Inc.	$0
Tower Automotive International Yorozu Holdings, Inc.	$0
Tower Automotive Lansing, LLC	$26,299,012
Tower Automotive Madison, LLC	$0
Tower Automotive Michigan, LLC	$1,640,520
Tower Automotive Milwaukee, LLC	$5,140,029
Tower Automotive Plymouth, Inc.	$3,059,014
Tower Automotive Products Company, Inc.	$30,887,493
Tower Automotive Receivables Company, Inc.	$0
Tower Automotive Services and Technology, LLC	$0
Tower Automotive, s.r.o	$0
Tower Automotive Technology, Inc.	$18,044,642
Tower Automotive Technology Products, Inc	$0
Tower Automotive Tool, LLC	$11,272,968
Tower Services, Inc.	$1,818,609
Trylon Corporation d/b/a/ Tower Automotive	$5,142,572

Total Disbursements	$138,861,847

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

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